Financial Statements
(Unaudited)

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
December 31, 2013

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements

(Unaudited)

December 31, 2013

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

December 31, 2013

Percent of Cash
Industry	and Investments
Wired Telecommunications Carriers	17.9%
Communications Equipment Manufacturing	14.9%
Plastics Product Manufacturing	10.1%
Alumina and Aluminum Production and Processing	9.8%
Business Support Services	6.0%
Motion Picture and Video Industries	5.6%
Oil and Gas Extraction	5.4%
Management, Scientific, and Technical Consulting Services	4.9%
Scheduled Air Transportation	4.3%
Specialty Hospitals	3.7%
Gaming Industries	2.8%
Wireless Telecommunications Carriers	1.9%
Electronic Shopping and Mail-Order Houses	1.6%
Other Financial Investment Activities	1.4%
Semiconductor and Other Electronic Component Manufacturing	1.0%
Data Processing, Hosting, and Related Services	0.9%
Other Electrical Equipment and Component Manufacturing	0.6%
Aerospace Product and Parts Manufacturing	0.6%
Depository Credit Intermediation	0.2%
Home Furnishings Stores	0.1%
Radio and Television Broadcasting	0.1%
Electric Power Generation, Transmission and Distribution	0.1%
Cash and Cash Equivalents	6.1%
Total	100.0%

2

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

December 31, 2013

Assets
Investments, at fair value:
Companies less than 5% owned (cost $119,038,793)	$85,398,444
Companies 5% to 25% owned (cost $35,142,159)	35,632,201
Companies more than 25% owned (cost $82,312,030)	32,633,428
Total investments (cost $236,492,982)	153,664,073

Cash and cash equivalents	9,935,829
Accrued interest income:
Companies less than 5% owned	467,454
Companies 5% to 25% owned	32,344
Companies more than 25% owned	24,692
Receivable for investments sold	1,166,345
Dividend receivable from company 5% to 25% owned	79,278
Other receivables	1,946
Prepaid expenses and other assets	23,381
Total assets	165,395,342

Liabilities
Distributions payable	2,000,000
Payable to the Investment Manager	321,075
Management and advisory fees payable	157,750
Accrued expenses and other liabilities	288,506
Total liabilities	2,767,331

Preferred stock
Series A and B, $50,000/share liquidation preference; unlimited shares authorized, no shares issued and outstanding	-
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z, $500/share liquidation preference; 500 shares authorized, no shares issued and outstanding	-
Total preferred stock	-
Net assets applicable to common shareholders	$162,628,011

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239 shares issued and outstanding	$547
Paid-in capital in excess of par	297,296,522
Distributions in excess of net realized earnings	(51,263,352)
Accumulated net unrealized depreciation	(83,405,706)
Net assets applicable to common shareholders	$162,628,011

Common stock, NAV per share	$297.44

See accompanying notes.

3

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments
Debt Investments (56.62%)
Bank Debt (46.48%) (1)
Aerospace Product and Parts Manufacturing (0.00%)
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14 (2)	$13,659	$7,478	-

Alumina and Aluminum Production and Processing (9.39%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/16 (2), (4)	$26,372,749	8,913,989	5.45%
Revere Industries, LLC, 2nd Lien Term Loan, 10% PIK, due 5/29/15 (4)	$6,450,301	6,450,301	3.94%
Total Alumina and Aluminum Production and Processing		15,364,290

Business Support Services (5.38%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 8/28/19	$8,630,058	8,798,344	5.38%

Communications Equipment Manufacturing (2.38%)
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15 (2), (3)	$10,099,646	3,888,364	2.38%

Electronic Shopping and Mail-Order Houses (1.46%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 9.5%, due 3/31/16	$2,392,894	2,383,323	1.46%

Management, Scientific, and Technical Consulting Services (4.89%)
Hill International, Inc., Senior Secured 2nd Lien Term Loan, 7.5%, due 10/18/16	$8,000,000	8,000,000	4.89%

Motion Picture and Video Industries (5.57%)
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$5,576,526	5,074,638	3.10%
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$4,461,220	4,041,866	2.47%
Total Motion Picture and Video Industries		9,116,504

Other Financial Investment Activities (1.40%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/31/22	$6,269,772	2,288,467	1.40%

Plastics Product Manufacturing (10.10%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 6/30/16 (2), (4)	$11,652,565	5,290,265	3.23%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 3/31/16 (4)	$10,509,785	10,509,785	6.43%
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 3/31/16 (4)	$741,859	741,859	0.45%
Total Plastics Product Manufacturing		16,541,909

Scheduled Air Transportation (2.20%)
Aircraft Secured Mortgages - Aircraft Leased to United Airlines, Inc.
N659UA, 12%, due 2/28/16 (3)	$1,596,037	1,737,972	1.06%
N661UA, 12%, due 5/4/16 (3)	$1,697,425	1,868,830	1.14%
Total Scheduled Air Transportation		3,606,802

Wired Telecommunications Carriers (1.76%)
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 10.9%, due 4/30/14 - (Canada)	$2,855,297	2,883,850	1.76%

Wireless Telecommunications Carriers (1.94%)
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor, due 6/21/17	$2,920,073	3,168,280	1.94%

Total Bank Debt (Cost $103,510,493)		76,047,611

4

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments
Debt Investments (continued)
Other Corporate Debt Securities (10.14%)
Aerospace Product and Parts Manufacturing (0.06%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15 (2)	$1,564,000	$64,728	0.04%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15 (2)	$889,000	36,792	0.02%
Total Aerospace Product and Parts Manufacturing		101,520

Gaming Industries (2.75%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$9,210,000	4,512,900	2.75%

Home Furnishings Stores (0.12%)
Linens 'n Things, Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (2)	$2,782,000	201,695	0.12%

Oil and Gas Extraction (3.48%)
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (144A) (6)	$5,320,000	5,689,075	3.48%

Plastics Product Manufacturing (0.00%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09 (2), (6)	$6,973,000	7	-

Specialty Hospitals (3.73%)
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17 (6)	$6,942,000	6,108,960	3.73%

Total Other Corporate Debt Securities (Cost $29,318,654)		16,614,157

Total Debt Investments (Cost $132,829,147)		92,661,768

Equity Securities (37.30%)
Aerospace Product and Parts Manufacturing (0.52%)
Beech Holdings, LLC, Membership Units (2), (6)	110,396	848,669	0.52%

Alumina and Aluminum Production and Processing (0.45%)
Revere Holdings, Inc., Class A Common Shares (2), (4), (6)	910	-	-
Revere Holdings, Inc., Class B Common Shares (2), (4), (6)	2,060	-	-
Revere Leasing, LLC, Class A Units (2), (4), (6)	910	222,685	0.14%
Revere Leasing, LLC, Class B Units (2), (4), (6)	2,060	504,543	0.31%
Total Alumina and Aluminum Production and Processing		727,228

Business Support Services (0.62%)
STG-Fairway Holdings, LLC, Class A Units (2), (6)	495,921	1,015,150	0.62%

Communications Equipment Manufacturing (12.56%)
Dialogic, Inc., Common Stock (2), (3), (6)	1,316,931	459,609	0.28%
Dialogic, Inc., Warrants to Purchase Common Stock (2), (3), (6)	498,516	12,948	0.01%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (3), (5), (6)	116,474	3,100,742	1.90%

Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates - (Luxembourg) (3), (5), (6)	11,530,912	16,973,249	10.38%
Total Communications Equipment Manufacturing		20,546,548

5

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments
Equity Securities (continued)
Data Processing, Hosting, and Related Services (0.86%)
GXS Holdings, Inc., Common Stock (2), (6)	490,407	$294,244	0.18%
GXS Holdings, Inc., Series A Preferred Stock (2), (6)	9,299	1,114,030	0.68%
Total Data Processing, Hosting, and Related Services		1,408,274

Depository Credit Intermediation (0.19%)
Doral Financial Corporation, Common Stock - (Puerto Rico) (2)	20,089	314,594	0.19%

Electric Power Generation, Transmission and Distribution (0.06%)
Mach Gen, LLC, Common Units (2), (6)	9,740	99,835	0.06%

Electronic Shopping and Mail-Order Houses (0.13%)
Shop Holding, LLC, Class A Units (2), (6)	174,754	190,046	0.12%
Shop Holding, LLC, Warrants to Purchase Class A Units (2), (6)	116,502	13,643	0.01%
Total Electronic Shopping and Mail-Order Houses		203,689

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.02%)
Precision Holdings, LLC, Class C Membership Interests (2), (6)	23	28,699	0.02%

Oil and Gas Extraction (1.97%)
Woodbine Intermediate Holdings, LLC, Membership Units (2), (3), (6)	121	3,218,598	1.97%

Other Electrical Equipment and Component Manufacturing (0.62%)
EPMC HoldCo, LLC, Membership Units (3), (6)	854,400	1,016,736	0.62%

Other Financial Investment Activities (0.00%)
Marsico Holdings, LLC, Common Interest Units (2), (6)	99,430	2,535	-

Plastics Product Manufacturing (0.00%)
WinCup, Inc., Common Stock (2), (4), (6)	31,020,365	-	-

Radio and Television Broadcasting (0.09%)
SCG Financial Acquisition Corp., Common Stock (2)	30,665	149,032	0.09%

Scheduled Air Transportation (2.05%)
Equipment Trusts - Aircraft Leased to United Airlines, Inc.
United N659UA-767, LLC (N659UA) (3), (6)	243	1,673,937	1.02%
United N661UA-767, LLC (N661UA) (3), (6)	236	1,681,217	1.03%
Total Scheduled Air Transportation		3,355,154

Semiconductor and Other Electronic Component Manufacturing (1.05%)
TPG Hattrick Holdco, LLC, Common Units (2), (6)	1,934,209	1,711,775	1.05%

6

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments
Equity Securities (continued)
Wired Telecommunications Carriers (16.10%)
Hawaiian Telcom Holdco, Inc., Common Stock (2)	77,590	$2,278,818	1.39%
Integra Telecom, Inc., Common Stock (2), (6)	4,777,651	20,930,909	12.79%
Integra Telecom, Inc., Warrants (2), (6)	1,300,529	727,413	0.44%
V Telecom Investment S.C.A, Common Shares - (Luxembourg) (2), (5), (6)	897	2,418,649	1.48%
Total Wired Telecommunications Carriers		26,355,789

Total Equity Securities (Cost $103,663,835)		61,002,305

Total Investments (Cost $236,492,982) (7)		153,664,073

Cash and Cash Equivalents (6.08%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%, Collateralized by FHLB Discount Note	$1,238,896	1,238,896	0.76%
Union Bank of California, Commercial Paper, 0.10%, due 1/2/14	$8,500,000	8,499,976	5.20%
Cash Denominated in Foreign Currency	€14,189.00	19,500	0.01%
Cash Held on Account at Various Institutions	$177,457	177,457	0.11%
Total Cash and Cash Equivalents		9,935,829

Total Cash and Investments		$163,599,902	100.00%

Notes to Statement of Investments

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Non-income producing.

(3)	Non-controlled affiliate - as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting Securities of this issuer).

(4)	Controlled issuer - as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(5)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars (See Note 2).

(6)	Restricted security. (See Note 2).

(7)	Includes investments with an aggregate fair value of $2,200,000 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $374,307 and $21,164,882, respectively. Aggregate purchases include investment assets received as payment in kind. Aggregate sales include principal paydowns on and maturities of debt investments of the Company. The total value of restricted securities and bank debt as of December 31, 2013 was $146,105,513, or 89.31% of total cash and investments of the Company.

7

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Three Months Ended December 31, 2013

Investment income
Interest income:
Companies less than 5% owned	$3,071,344
Companies 5% to 25% owned	100,368
Companies more than 25% owned	572,070
Dividend income:
Companies 5% to 25% owned	5,178
Other income:
Companies 5% to 25% owned	128,716
Companies more than 25% owned	25,533
Total investment income	3,903,209

Operating expenses
Management and advisory fees	523,250
Interest expense	128,054
Commitment fees	110,718
Legal fees, professional fees and due diligence expenses	104,917
Director fees	40,427
Custody fees	24,998
Insurance expense	13,891
Other operating expenses	66,996
Total operating expenses	1,013,251

Net investment income	2,889,958

Net realized and unrealized gain (loss)
Net realized loss from:
Investments in companies less than 5% owned	(15,478,122)
Investments in companies 5% to 25% owned	(775,864)
Investments in companies more than 25% owned	(4,584,982)
Net realized loss	(20,838,968)
Net change in unrealized appreciation/depreciation on:
Investments and foreign currency	16,543,806
Credit facility	1,081,563
Net change in unrealized appreciation/depreciation	17,625,369

Net realized and unrealized loss	(3,213,599)

Distributions to preferred shareholders	(12,480)
Net change in reserve for distributions to preferred shareholders	9,389

Net decrease in net assets applicable to common shareholders resulting from operations	$(326,732)

See accompanying notes.

8

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Three Months Ended
	December 31,	Year Ended
	2013	September 30,
	(Unaudited)	2013

Net assets applicable to common shareholders, end of prior year	$164,954,743	$195,674,963

Net investment income	2,889,958	14,057,423
Net realized loss	(20,838,968)	(10,370,272)
Net change in unrealized appreciation/depreciation	17,625,369	5,205,109
Distributions to preferred shareholders from:
Net investment income	(12,480)	(12,480)
Net change in reserve for distributions to preferred shareholders	9,389	-
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(326,732)	8,879,780

Distributions to common shareholders from:
Net investment income	-	(14,692,782)
Returns of capital	(2,000,000)	(24,907,218)
Net assets applicable to common shareholders, end of period (including distributions in excess of net realized earnings of $50,494,282 at December 31, 2013)	$162,628,011	$164,954,743

See accompanying notes.

9

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Three Months Ended December 31, 2013

Investment income
Interest income:
Companies less than 5% owned	$3,071,344
Companies 5% to 25% owned	100,368
Companies more than 25% owned	572,070
Dividend income:
Companies 5% to 25% owned	5,178
Other income:
Companies 5% to 25% owned	128,716
Companies more than 25% owned	25,533
Total investment income	3,903,209

Operating expenses
Management and advisory fees	523,250
Interest expense	128,054
Commitment fees	110,718
Legal fees, professional fees and due diligence expenses	104,917
Director fees	40,427
Custody fees	24,998
Insurance expense	13,891
Other operating expenses	66,996
Total operating expenses	1,013,251

Net investment income	2,889,958

Net realized and unrealized gain (loss)
Net realized loss from:
Investments in companies less than 5% owned	(15,478,122)
Investments in companies 5% to 25% owned	(775,864)
Investments in companies more than 25% owned	(4,584,982)
Net realized loss	(20,838,968)

Net change in unrealized appreciation/depreciation on:
Investments and foreign currency	16,543,806
Credit facility	1,081,563
Net change in unrealized appreciation/depreciation	17,625,369

Net realized and unrealized loss	(3,213,599)

Distributions to preferred shareholders	(12,480)
Net change in reserve for distributions to preferred shareholders	9,389

Net decrease in net assets applicable to common shareholders resulting from operations	$(326,732)

See accompanying notes.

10

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

December 31, 2013

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940. For the three months ended December 31, 2013, the Company has elected to be treated as a corporation for U.S. federal income tax purposes, following conversion on October 1, 2013 from treatment as a regulated investment company (see “Income Taxes” in Note 2, Summary of Significant Accounting Policies). Effective January 1, 2014, the Company elected to be treated as a partnership for tax purposes (see Note 9, Subsequent Events).

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC serves as the investment manager of the Company (the “Investment Manager”). Company management consists of the Investment Manager and the board of directors of the Company (the “Board of Directors”). The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

The Company was formed with an initial maximum capitalization of $600 million, consisting of $300 million of committed common equity, $200 million of preferred equity, and a $100 million credit facility. During the three months ended December 31, 2013, the Company fully repaid and terminated its debt facility (see Note 5, Senior Secured Revolving Credit Facility) and redeemed the remaining preferred equity (see Note 8, Preferred Capital). The contributed investor capital is used to purchase Company investments and to pay certain fees and expenses of the Company. The Company is scheduled to terminate on September 1, 2017.

11

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

All investments are valued at least quarterly based on affirmative pricing or quotations from independent third-party sources, with the exception of investments priced directly by the Investment Manager which together comprise, in total, less than 5% of the total capitalization of the Company. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

12

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Fair valuations of investments are determined under guidelines adopted by the Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, or incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2013 included the following:

Asset Type	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$76,047,611	Market rate approach	Market yields	4.3% - 16.7% (11.0%)
		Market quotations	Indicative bid/ask quotes	1 – 2 (1)
		Market comparable companies	Revenue multiples	0.4x – 0.5x (0.4x)
		Market comparable companies	EBITDA multiples	5.5x – 6.8x (6.0x)
Other Corporate Debt	$303,221	Market quotations	Indicative bid/ask quotes	1 (1)
Equity	$53,732,987	Market rate approach	Market yields	13.0% (13.0%)
		Market quotations	Indicative bid/ask quotes	1 – 2 (1)
		Market comparable companies	Revenue multiples	0.5x (0.5x)
		Market comparable companies	EBITDA multiples	4.6x – 7.9x (6.5x)

13

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

Investments of the Company may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At December 31, 2013, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$4,512,900	$3,202,053
2	Other observable market inputs*	-	11,798,036	4,067,265
3	Independent third-party pricing sources that employ significant unobservable inputs	76,047,611	201,695	50,552,050
3	Internal valuations with significant unobservable inputs	-	101,526	3,180,937
Total		$76,047,611	$16,614,157	$61,002,305

* E.g., quoted prices in inactive markets or quotes for comparable investments

14

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the three months ended December 31, 2013 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$92,267,955	$-	$49,790,650
Net realized and unrealized gains (losses)	(3,325,999)	23,908	671,834
Acquisitions	432,613	-	346,695
Dispositions	(13,326,958)	-	(197,129)
Transfer into Level 3†	-	177,787	-
Ending balance	$76,047,611	$201,695	$50,552,050

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$1,175,927	$23,908	$671,834

† Comprised of one investment that transferred from Level 2 due to reduced trading volumes.

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$-	$1,652,152	$4,408,195
Net realized and unrealized gains (losses)	-	24,426	(1,188,401)
Dispositions	-	(1,575,052)	(38,857)
Ending balance	$-	$101,526	$3,180,937

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$24,426	$(1,199,920)

15

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments and Currencies

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2013, the Company had foreign currency denominated investments with an aggregate fair value of approximately 14.6% of the Company’s total investments. Such positions were converted at the closing rate in effect at December 31, 2013 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

16

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Borrowings under the Company’s Senior Facility may be denominated in foreign currencies.  Realized or unrealized gains and losses resulting from changes in foreign exchange rates on borrowings denominated in foreign currencies are included in the Statement of Operations with realized or unrealized gains and losses on borrowings under the Senior Facility.

Derivatives

The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currencies relative to the U.S. dollar.

There were no derivative transactions during the three months ended December 31, 2013.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

17

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected generally at disposition. When the Company receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

Income Taxes

From the inception of the Company through September 30, 2013, the Company elected to be treated as a regulated investment company (“RIC”) for U.S. federal tax purposes. As a RIC, the Company was not taxed on its income, as it distributed such income each year and satisfied other applicable income tax requirements. Effective October 1, 2013 through December 31, 2013, the Company elected to be treated as a taxable corporation under Subchapter C of the Code. As a taxable corporation, the Company is subject to federal and applicable state corporate income taxes to the extent it has taxable ordinary income and capital gains. However, the Company estimates that for income tax purposes, it had a net operating loss for the three months ended December 31, 2013 and accordingly incurred no income taxes. Under Subchapter C, the Company is no longer subject to the investment diversification or gross income composition requirements applicable to RICs. Given the Company’s conversion to a partnership on January 1, 2014 (see Note 9, Subsequent Events), the Company will not be able to utilize its deferred tax assets and therefore maintained a full valuation allowance against such assets at December 31, 2013.

In accordance with ASC Topic 740 – Income Taxes, the Company recognizes in its financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2013, all tax years since October 1, 2010 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments (including derivatives) of the Company at December 31, 2013 were as follows:

Unrealized appreciation	$21,815,277
Unrealized depreciation	(104,644,186)
Net unrealized depreciation	(82,828,909)

Cost of investments	$236,492,982

18

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

3. Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees), after cumulative distributions to common shareholders have been made in an amount equal to a 12% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of December 31, 2013, the Hurdle exceeded the cumulative performance of the Company; accordingly, no liability for accrued but unpaid performance fees was recorded.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. As of December 31, 2013, the Company had declared $224,760,000 in distributions to common shareholders since inception.

4. Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the maximum commitment under its debt facility. Effective January 1, 2014, the management and advisory fee will be calculated as 1% of the Company’s net asset value (see Note 9, Subsequent Events). In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company terminated its debt facility on December 31, 2013. Prior to its termination, the debt facility was comprised of a revolving credit facility of up to $15 million, which bore interest at a rate of LIBOR or EURIBOR plus 3.5% per annum. The Company also incurred commitment fees at a rate of 1.25% per year on the undrawn portion of the facility.

19

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $1.5 million. This amount was increased to approximately $3 million in November of 2008. The guaranty may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Company’s maximum exposure under these arrangements and activities is unknown. However, the Company expects the risk of material loss to be remote.

7. Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At December 31, 2013, such reimbursable amounts totaled $321,075 as reflected in the Statement of Assets and Liabilities.

8. Preferred Capital

Series A and B

The Company had issued up to 2,000 shares of Series A and B preferred equity with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). In December 2010, the remaining outstanding shares were redeemed.

20

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

8. Preferred Capital (continued)

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z

The Company had issued, at inception, 312 shares of Series Z preferred equity, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of the liquidation preference. The Series Z preferred shares were redeemed in full on December 31, 2013.

9. Subsequent Events

Effective January 1, 2014, the Company’s operating agreement was amended to extend the Company’s term from September 1, 2014 to September 1, 2017 and convert the Company to a partnership for tax purposes, which was unanimously approved by written consent by the common shareholders of the Company as of December 31, 2013. In connection with the conversion, the Investment Manager voluntarily reduced the management and advisory fee payable by the Company to 1.00% per annum of the net asset value of the Company, payable monthly in arrears, and on January 6, 2014, the Company filed an application for deregistration under the Investment Company Act of 1940.

21

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

9. Financial Highlights

	Three Months
	Ended
	December 31, 2013	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010

Per Common Share:
Net asset value, end of prior year	$301.70	$357.89	$371.87	$451.33	$426.24

Investment operations:
Net investment income	5.28	25.71	23.36	37.86	37.78
Net realized and unrealized gain (loss)	(5.88)	(9.45)	(9.52)	(76.01)	26.43
Distributions to preferred shareholders from:
Net investment income	(0.02)	(0.02)	(0.02)	(0.89)	(2.90)
Net change in reserve for distributions to preferred shareholders	0.02	-	-	0.18	(0.01)
Total from investment operations	(0.60)	16.24	13.82	(38.86)	61.30

Distributions to common shareholders from:
Net investment income	-	(26.70)	(27.80)	(40.60)	(36.21)
Returns of capital	(3.66)	(45.73)	-	-	-
Total distributions to common shareholders	(3.66)	(72.43)	(27.80)	(40.60)	(36.21)

Net asset value, end of year	$297.44	$301.70	$357.89	$371.87	$451.33

Return on invested assets (1), (5)	(0.4)%	6.3%	6.0%	(5.3)%	14.1%
Total return to common shareholders (2), (5)	(0.2)%	5.4%	3.7%	(9.7)%	14.6%

Ratios and Supplemental Data:
Ratios to average common equity: (3), (6)
Net investment income	6.9%	7.9%	6.3%	8.6%	8.4%
Expenses (before performance fees)	2.4%	2.9%	3.2%	3.0%	2.6%
Expenses (including performance fees)	2.4%	2.9%	3.2%	3.0%	2.6%

Ending net assets applicable to common shareholders	$162,628,011	$164,954,743	$195,674,963	$203,318,770	$246,763,729

22

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2013

9. Financial Highlights (continued)

	Three Months
	Ended
	December 31, 2013	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010
Ratios and Supplemental Data (continued):
Portfolio turnover rate (6)	0.2%	14.3%	17.7%	33.6%	21.9%
Weighted-average debt outstanding (par)	$13,656,739	$32,022,542	$54,132,373	$71,115,068	$42,200,000
Weighted-average interest rate	3.7%	3.8%	3.9%	3.7%	2.7%
Weighted-average number of shares	546,750	546,750	546,750	546,750	546,750
Average debt per share	$24.98	$58.57	$99.01	$130.07	$77.18

Annualized Inception-to-Date Performance Data as of December 31, 2013:
Return on invested assets (1)	8.6%
Internal rate of return (4)	4.8%

Notes to Financial Highlights:

(1)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(3)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(4)	Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date.

(5)	Not annualized for periods of less than one year.

(6)	Annualized for periods of less than one year, except for performance fees.

23

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Three Months Ended December 31, 2013

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	$7,946,840	$1,307,502	$-	$3,888,363
Dialogic, Inc., Common Stock	2,815,405	-	-	459,609
Dialogic, Inc., Warrants to Purchase Common Stock	682,621	-	-	12,948
EPMC HoldCo, LLC, Membership Units	2,537,568	-	(1,795,180)	1,016,736
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	3,120,705	-	-	3,100,742
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	15,882,703	-	-	16,973,250
Online Resources Corporation, Common Stock	1,610,196	-	(2,115,787)	-
Online Resources Corporation, Series A-1 Convertible Preferred Stock	35,853,117	-	(37,735,966)	-
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	10,338,117	-	-	8,913,989
Revere Industries, LLC, 1st Lien Rollover Term Loan, LIBOR + 6%, 3% LIBOR floor, due 6/30/13	530,175	-	(730,062)	-
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 6.75% PIK, due 6/30/13	5,120,386	506,707	(6,565,468)	-
Revere Industries, LLC, 2nd Lien Term Loan, 10% PIK, due 5/29/14	6,291,715	158,586	-	6,450,301
Revere Leasing, LLC, Class A Units	239,800	-	(17,113)	222,685
Revere Leasing, LLC, Class B Units	543,320	-	(38,739)	504,543
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 6/30/16	6,698,254	1,202,363	-	5,290,265
N659UA Aircraft Secured Mortgage, 12%, due 3/28/16	2,602,429	-	(725,488)	1,737,972
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	2,725,136	-	(703,576)	1,868,830
N659UA Equipment Trust Beneficial Interests	1,685,168	725,488	(497,050)	1,673,937
N661UA Equipment Trust Beneficial Interests	1,678,868	703,606	(488,475)	1,681,217
WinCup, Inc., Common Stock	-	-	-	-
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 3/31/16	9,259,790	1,249,995	-	10,509,785
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 3/31/16	316,758	425,101	-	741,859
Woodbine Intermediate Holdings, LLC, Membership Units	2,307,548	-	-	3,218,598

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the investments listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

24

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

Three Months Ended December 31, 2013

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,312,308
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Beech Holdings, LLC, Membership Units	3/1/13	1,143,887
GXS Holdings, Inc., Common Stock	3/28/08	681,620
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	27,265
Hawkeye Renewables, LLC, Class C Units	6/18/10	1,135,799
Integra Telecom, Inc., Common Stock	11/19/09	31,056,377
Integra Telecom, Inc., Warrants	11/19/09	72,344
La Paloma Residual Bank Debt Claim	2/2/05	1,022,950
Mach Gen, LLC, Common Units	Var. 2005 & 2008	4,628,644
Marsico Holdings, LLC, Common Interest Units	9/10/12	103,385
Precision Holdings, LLC, Class C Membership Interests	9/30/10	-
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17	1/12/11	4,810,255
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	4/4/06	6,546,726
Shop Holding, LLC, Class A Units	6/2/11	164,961
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	692,024
TPG Hattrick Holdco, LLC, Common Units	4/21/06 & 9/30/10	2,074,960
V Telecom Investment S.C.A, Common Shares	11/9/12	2,095,182
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (144A)	5/25/11	4,461,089

25